LOAN MODIFICATION
                                                                       AGREEMENT
[GRAPHIC OMITTED] SEAFIRST BANK
                    MEMBER FDIC
--------------------------------------------------------------------------------

         This agreement amends the Promissory Note dated APRIL 14, 1998 ("Note") executed by THE COEUR D'ALENES COMPANY AND UNION IRON WORKS, INC OF SPOKANE, WASHINGTON ("Borrower") in favor of BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, DOING BUSINESS AS SEAFIRST BANK ("Bank"), regarding a loan in the maximum principal amount of $1,850,000.00 (the "Loan"). For mutual consideration, Borrower and Bank agree to amend the above loan documents as follows:

         1. MATURITY DATE. The maturity date of the Note is changed to MAY 1,2000. Bank's commitment to make advances to Borrower under its line of credit is also extended to MAY 1,2000.

         2. MODIFICATION FEE. Borrower shall pay to Bank a modification fee of $1,000.00 upon execution of this Agreement.

         3. OTHER TERMS. Except as specifically amended by this agreement or any prior amendment, all other terms, conditions, and definitions of the Note and all other security agreements, guaranties, deeds of trust, mortgages, and other instruments or agreements entered into with regard to the Loan shall remain in full force and effect.

         DATED FEBRUARY 22, 1999.


Bank:

SEAFIRST BANK


By
     ------------------------------------------

Title
     ------------------------------------------


Borrower:

THE COEUR D'ALENES COMPANY AND UNION IRON
WORKS, INC OF SPOKANE,WASHINGTON


By:
     ------------------------------------------
     THE COEUR D'ALENES COMPANY

By:
     ------------------------------------------
     MARILYN SCHROEDER, TREASURER/CFO


By:
     ------------------------------------------
     UNION IRON WORKS,INC OF SPOKANE,WASHINGTON

By:
     ------------------------------------------
     MARILYN SCHROEDER, TREASURER/CFO

                           LOAN MODIFICATION AGREEMENT
         (THE COEUR D'ALENES COMPANY UNION IRON WORKS, INC OF SPOKANE;
                            R/C No. 88245/COE053JS)
                               AFS No. 1701484046